UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Taiwan Greater China Fund
(Exact name of registrant as specified in charter)

P.O. Box 118-763 Taipei
Taipei 10599, Taiwan
(Address of principal executive offices) (Zip code)

Brown Brothers Harriman
40 Water Street, P. O. 962047,
Boston, MA 02196-2047
(Name and address of agent for service)

(800) 343-9567
Registrant’s telephone number, including area code:

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1. Reports to Stockholders.

Semi-Annual Report
June 30, 2008

Dear Stockholders

In the volatile and generally chaotic second quarter of 2008, Taiwan Greater China Fund (TFC) proved to be a smart way to invest in China as the country’s economy continued to grow at an impressive 10.1% rate. The Chinese stock market was decoupled from the strong domestic economy and suffered a 18.5% decline for the quarter and a 40.0% decline for the first half. TFC’s strategy of investing in China through Taiwan related companies led to considerably less suffering, with the Fund’s market price and net asset value declining a relatively modest 11.5% and 12.5%, respectively. For the first half, these measures declined 15.5% and 15.0%, respectively. As computed by Bloomberg, the Fund was also much less volatile than the Chinese stock market as a whole, with the daily volatility of the stock price at 32.8 compared to the 46.3 reached by the Shanghai Composite index.

Fund Performance

During the second quarter, the overall Taiwan market as measured by the Taiwan Stock Exchange Index yielded a negative total return of 11.7% in US dollar terms, about the same as the negative 10.6% registered by the MSCI Taiwan Index. Weighed down by the negative results in the local market, Taiwan companies doing a major portion of their business in China slightly underperformed the Taiwan market as a whole, with the Taiwan China Strategy Index*, the Fund’s primary benchmark, declining 12.9% and the S&P Polaris China Play 50 Index declining 14.5% during the quarter. The Taiwan dollar was very stable during the second quarter, appreciating 0.1% during the period.

The Fund’s discount to net asset value averaged 9.1% during the second quarter and 9.3% during the first half, compared to 9.7% in 2007 and 7.3% in 2006. The maximum discount was 11.4% on April 11, and the minimum discount was 6.9% on April 1.

The Fund’s mean and median daily trading volume declined during the quarter to 33,839 shares and 22,185 shares, respectively. This compares to 44,813 shares and 38,400 shares, respectively during the first quarter.

The Fund’s net asset value performance is highly correlated to the performance of the broad Taiwan market indexes with R2’s** of 0.93 and 0.94 relative to the TAIEX and MSCI Taiwan Index, respectively. The Fund’s betas relative to the two broad indexes are both 1.0, and the alphas are 1.0 and 0.1 basis point per week, respectively. Relative to the S&P Polaris China Play 50 Index, the Fund has an R2 of 0.93, a beta of 0.96 and an alpha of 18 basis points per week.

Performance Attribution

The Fund contracts with MSCI Barra*** to provide attribution data from their Aegis Performance Analyst model. The attribution model compares the NT$ returns of the MSCI Taiwan Index with the NT$ returns of the Fund’s portfolio.

For the 12 months ending June 2008, the NT$ gross return for the MSCI Taiwan Index in the Aegis model was a negative 13.3% while the portfolio-only return for the Fund in the model was a negative 18.2%. This implies that a negative 4.9 percentage points of return can be attributed to the active management of the Fund. The negative performance was a result of Q1 2008 results, where the NT$ gross return for MSCI Taiwan Index in the model was -1.05% and the portfolio-only return for the Fund in the model was -7.4%. That quarter’s result will continue to have an impact on attribution through the remainder of this year.

Over the longer term, since the inception of the Fund’s China focused strategy, sector selection contributed 53% of active returns. Asset selection contributed 36% and style factors, such as momentum, yield or value, contributed 11%. And active returns averaged 3.9% on an annualized basis up through December 2007. However,

Q1 2008 was a significant departure from the last nearly four years. In that quarter, stock selection, style factors and sector selection were all negative contributors. This departure primarily is a result of the strong performance in the financial sector in the MSCI Taiwan Index and the under-representation of financials in the TFC portfolios given that sector’s minimal activity in China. But financial sector performance was not the only factor. In the first quarter of 2008, the underperformance of tech shares, which make up a larger share of the TFC portfolio because of the extent of their investment in China, also negatively impacted returns as compared to the MSCI Taiwan Index.

Portfolio Valuation Measures

Market valuations for the high quality companies in the Fund’s portfolio are very attractive. The technology heavy portfolio has a weighted average historical price-earnings ratio of 11.0, a weighted average price-book ratio of 2.1, a weighted average cash dividend yield of 4.7%, and a weighted average return on equity of 22.4%. The Fund generally holds shares in companies with high liquidity levels, low leverage, and high quality earnings.

Taiwan Political and Economic Developments

Upon his inauguration as President on May 20th, Ma Ying-jeou quickly began implementing a number of initiatives aimed at the improvement of cross-strait relations and the strengthening of economic ties. The Kuomintang (KMT) laid groundwork in April with an “informal” meeting at the Boao Forum for Asia in Hainan between Chinese President Hu Jintao and Taiwan Vice President-elect Vincent Siew. While not an official governmental meeting, it was the highest level political contact between Taiwan and China since the KMT left the mainland for Taiwan in 1949. Immediately after the inauguration, Wu Poh-hsiung, chairman of the ruling KMT, also met with Hu in Beijing.

Ma then moved quickly to fulfill his promise of increased direct cross-strait flights. Negotiations were completed to allow weekend charter flights between China and Taiwan, and the first flights occurred on July 4th to much fanfare. A “Lion Dance” and sprays of water from fire trucks greeted the first arrival in Taipei and Taiwanese music played at Shanghai’s Pudong International Airport. Six China-based airlines and five from Taiwan will make a total of 36 round-trip flights each week. At present, the flight paths have to divert to enter Taiwan on the existing Hong Kong-Taiwan flight paths which add considerable time to the flights from Shanghai and Beijing, but it is still a huge improvement over the nearly day-long process which previously existed. More direct flight paths are on the table for future negotiations within the next three months, as are regularly scheduled daily flights and cargo flights.

On the flights from China were the first of the Chinese tourists entering Taiwan under the new agreement to allow an average of 3,000 Chinese tourists per day. Spending by Chinese tourists overseas has risen 38% this year to US$24.3 billion, the 2nd best performance of the top ten countries after South Korea according to the World Tourism Organization, and the increase in tourism is expected by the government to boost Taiwan’s GDP about 5% this year. Taiwan has also allowed China’s Yuan to be legally exchanged into New Taiwan Dollars for the first time island-wide. Chinese tourists are allowed to bring in 20,000 Yuan or US$2,900.

Another of the KMT’s election promises was to revise upward the amount that Taiwan companies can invest in China. Smaller companies have been able to invest 40% of net worth, but Taiwan’s larger companies were effectively limited to slightly over 20%. In July, the government announced that smaller companies will be able to invest 60% of their net worth in China. But more importantly, for companies with annual revenues of more than NT$500 million (US$16M), more than 50 employees and operational headquarters in Taiwan, investment limits will be eliminated. This eliminates restrictions for 444 of Taiwan’s largest companies, or about 61% of the Taiwan market capitalization. It is anticipated that this change will encourage the rationalization of corporate structures, capital structures and funding of Taiwan subsidiaries in China.

Taiwan’s cabinet also approved a proposal to allow local securities, futures and asset management companies to invest in Chinese counterparts directly. The same proposal allows cross-listings of exchanged-traded funds between the Hong Kong and Taiwan stock exchanges. Although the effective date has not been announced, the cabinet also said that it will allow Taiwan mutual funds to increase their investments in China from the current 0.4% of their assets to 10% and will eliminate restrictions on investing in Hong Kong H shares.

We believe that the economic integration of Taiwan and China is speeding up and that the valuations in the market have reached very attractive levels for world class Taiwan companies operating in China. For example, a recent study by Morgan Stanley on the top 50 global technology stocks includes seven Taiwan companies with substantial operations in China, all of which are in the Fund’s portfolio. We believe that the Fund remains a smart way to invest in China and that current valuations are compelling.

Yours truly,
Steven R. Champion
President, CEO and Portfolio Manager
July 30, 2008

*
Source: MSCI. This information is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Taiwan China Strategy Index is a custom index calculated by MSCI for, and as requested by, Taiwan Greater China Fund. To calculate this Index MSCI starts with the MSCI Taiwan Index and then excludes those securities selected by Taiwan Greater China Fund on a quarterly basis based on Taiwan Greater China Fund’s screening criteria. MSCI has no role in developing, reviewing or approving Taiwan Greater China Fund’s investing criteria or the list of companies excluded from the MSCI Taiwan Index by Taiwan Greater China Fund to create the Taiwan China Strategy Index.

**
R2 is a measure of the correlation between the dependent and independent variables in a regression analysis. In this report, it measures the extent to which the Fund’s movements can be explained by movements in a benchmark index. The measurement ranges from 0 to 1, where 1 indicates that all movements of the Fund can be explained by movements in the index.

***
Barra, Inc. analytics and data (www.barra.com) were used in the preparation of this report. Copyright 2005 BARRA, INC. All rights reserved. This information may only be used for your internal use and may not be reproduced or redisseminated in any form. This information is provided on an “as is” basis and the use of this information assumes the entire risk of any use it may make or permit to be made of this information. Neither Barra, any of its affiliates or any other person involved in or related to compiling, computing or creating this information makes any express or limited warranties or representations with respect to such information or the results to be obtained by the use thereof, and Barra, its affiliates and each such other person hereby expressly disclaim all warranties (including, without limitation, all warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall Barra, any of its affiliates or any other person involved in or related to compiling, computing or creating this information have any liability for any direct, indirect, special, incidental, punitive, consequential or any other damages (including, without limitation, lost profits) even if notified of, or if it might otherwise have anticipated, the possibility of such damages.

TAIWAN GREATER CHINA FUND
PORTFOLIO HIGHLIGHTS
Schedule of Investments by Industry as of June 30, 2008 (Unaudited)

Industry Diversification

Industry	U.S. $ Value	Percent of Net Assets
Computer Systems & Hardware	19,882,558	21.22%
Semiconductors	17,055,449	18.20
Flat-Panel Displays	11,432,477	12.20
Plastics	10,480,861	11.18
Electronic Components	8,917,698	9.52
Steel	8,541,536	9.12
Cement	4,148,840	4.43
Computer Peripherals/ODM	4,086,700	4.36
Food	3,626,128	3.87
Other	2,556,462	2.73
Electronics/Other	1,639,983	1.75
Textiles	1,367,273	1.46
Transportation	1,324,865	1.41
Glass, Paper & Pulp	916,684	0.98
Electrical & Machinery	726,644	0.78
Rubber	659,287	0.70
Retailing	594,952	0.63
Communications Equipment	369,879	0.39
Chemicals	129,828	0.14
Short-Term Securities	13,736,638	14.66
Liabilities, Net of Other Assets	(18,487,701)	(19.73)
Net Assets	$93,707,041	100.00

TAIWAN GREATER CHINA FUND
Schedule of Investments (Unaudited) / June 30, 2008

COMMON STOCK — 105.07%

Cement — 4.43%			% of Net Assets	U.S. Dollar Value
1,186,996	shs.	Asia Cement Corp.	1.90	$1,779,604
1,753,726		Taiwan Cement Corp.	2.53	2,369,236
				4,148,840
Chemicals — 0.14%
156,352		Eternal Chemical Co., Ltd.	0.14	129,828
Communications Equipment — 0.39%
98,913		Gemtek Technology	0.23	215,110
61,000		Zinwell Corporation	0.16	154,769
				369,879
Computer Peripherals/ODM — 4.36%
344,000		Foxconn International Holdings, Ltd.	0.36	333,477
93,384		HTC Corp.	2.23	2,092,397
1,229,600		Lite-on Technology Corp.	1.32	1,237,764
392,202	*	Qisda Corp.	0.28	261,050
178,469		Teco Image Systems Co., Ltd.	0.17	162,012
				4,086,700
Computer Systems & Hardware — 21.22%
548,839		Acer Inc.	1.15	1,081,456
96,411		Advantech Co., Ltd.	0.27	247,790
1,898,544		Asustek Computer Inc.	5.52	5,167,298
669,318	(a)	Compal Electronics Inc.	0.77	723,384
1,966,549		Hon Hai Precision Industry Co., Ltd.	10.34	9,687,433
450,850		Inventec Co., Ltd.	0.28	265,918
1,181,193		Quanta Computer Inc.	1.95	1,829,285
615,357		Wistron Corp.	0.94	879,994
				19,882,558
Electrical & Machinery — 0.78%
516,000		Teco Electric & Machinery Co., Ltd.	0.31	289,042
1,212,837		Walsin Lihwa Corp.	0.47	437,602
				726,644
Electronic Components — 9.52%
266,433		Catcher Technology Co., Ltd.	0.81	759,394
1,100,245		Delta Electronics Inc.	3.27	3,063,436
100,304		Epistar Corp.	0.19	181,118
210,000		Everlight Electronics Co.	0.58	542,498
278,143	(a)*	Foxconn Technology Co., Ltd.	1.37	1,287,678
94,000		Kinsus Interconnect Technology Corp.	0.22	207,523
22,253		Motech Industry Co., Ltd.	0.19	173,047
143,250		Shin Zu Shing Co., Ltd.	0.81	757,587
81,000		Transcend Information	0.22	208,449
234,380		Tripod Technology Corp.	0.63	586,172
585,820		Unimicron Technology Corp.	0.71	665,957

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Schedule of Investments (Continued) (Unaudited) / June 30, 2008

Electronic Components (Cont’d.)			% of Net Assets	U.S. Dollar Value
1,567,000	shs.	Yageo Corp.	0.52	$484,839
				8,917,698
Electronics/Other — 1.75%
126,000		Lumax International Corp., Ltd.	0.25	230,008
684,650		Synnex Technology International Corp.	1.50	1,409,975
				1,639,983
Flat-Panel Displays — 12.20%
4,177,132		AU Optronics Corp.	7.01	6,565,372
2,490,664	(a)	Chi Mei Optoelectronics Corp.	3.07	2,876,510
4,186,951	(a)*	Chunghwa Picture Tubes, Ltd.	1.17	1,096,801
497,712	*	Innolux Display Corp.	0.95	893,794
				11,432,477
Food — 3.87%
308,000		Great Wall Enterprises Co.	0.49	454,665
698,000	(a)	Tingyi (Cayman Islands) Holdings Corp.	0.92	862,817
1,919,560		Uni-President Enterprise Corp.	2.46	2,308,646
				3,626,128
Glass, Paper & Pulp — 0.98%
634,208		Taiwan Glass Ind. Corp.	0.72	674,989
621,617	(a)	Yuen Foong Yu Paper Manufacturing Co., Ltd.	0.26	241,695
				916,684
Plastics — 11.18%
1,255,299	(a)	Formosa Chemicals & Fiber Corp.	2.64	2,473,496
1,195,983	(a)	Formosa Plastics Corp.	3.08	2,884,688
2,410,319		Nan Ya Plastics Corp.	5.46	5,122,677
				10,480,861
Retailing — 0.63%
104,000		Far Eastern Department Store Co., Ltd.	0.12	110,687
145,512		President Chain Store Corp.	0.51	484,265
				594,952
Rubber — 0.70%
487,415		Cheng Shin Rubber Ind. Co., Ltd.	0.70	659,287

Semiconductors — 18.20%
2,806,704	(a)	Advanced Semiconductor Engineering Inc.	2.69	2,524,771
159,040		Inotera Memories Inc.	0.10	93,280
445,320	(a)	MediaTek Inc.	5.48	5,135,740
118,197	(a)	Novatek Microelectronics Corp.	0.37	343,509
429,341	(a)	Powerchip Semiconductor Corp.	0.13	122,230
113,750		Powertech Technology Inc.	0.43	399,175
1,065,000	(a)	ProMOS Technologies Inc.	0.22	206,343
70,025		Realtek Semiconductor Corp.	0.15	143,518
597,518	(a)	Siliconware Precision Industries Co., Ltd.	0.94	881,063

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Schedule of Investments (Continued) (Unaudited) / June 30, 2008

Semiconductors (Cont’d.)			% of Net Assets	U.S. Dollar Value
2,816,526	shs.	Taiwan Semiconductor Manufacturing Co., Ltd.	6.44	$6,032,397
2,211,902		United Microelectronics Corp.	1.25	1,173,423
				17,055,449
Steel — 9.12%
5,396,933		China Steel Corp.	8.89	8,331,427
117,000		Tung Ho Steel Enterprise Corp.	0.23	210,109
				8,541,536
Textiles — 1.46%
1,049,170	(a)	Far Eastern Textile Ltd.	1.46	1,367,273

Transportation — 1.41%
217,000		China Airlines	0.10	94,384
261,000		U-Ming Marine Transport Corp.	0.73	688,008
823,162	(a)	Yang Ming Marine Transport Corp.	0.58	542,473
				1,324,865
Other — 2.73%
127,000		Giant Manufacturing Co., Ltd.	0.37	341,055
535,000		Merida Industry Co., Ltd.	1.30	1,216,370
1,012,350		Pou Chen Corp.	0.94	883,974
90,000		Yung Chi Paint & Varnish Manufacturing Co., Ltd.	0.12	115,063
				2,556,462
TOTAL COMMON STOCK (COST $95,344,693)				98,458,104

SHORT-TERM SECURITIES — 14.66%†
Time Deposit — 14.66%
Brown Brothers Harriman - Grand Cayman, 1.70%, Due 7/01/08			0.08	79,088
Citibank - London, 1.70%, Due 7/01/08‡			14.58	13,657,550

TOTAL SHORT-TERM SECURITIES (COST $13,736,638)				13,736,638

TOTAL INVESTMENTS IN SECURITIES AT FAIR VALUE (COST $109,081,331)			119.73	112,194,742

LIABILITIES (NET OF OTHER ASSETS)			(19.73)	(18,487,701)

NET ASSETS			100.00	$93,707,041

(a)	All or a portion of the security is out on loan.
*	Non-income producing: These stocks did not pay a cash dividend during the past year.
†	Inclusive of all short-term holdings, including collateral received from securities lending activites. Not including such collateral, the percentage of portfolio holdings would be 0.09%.
‡	Represents investment of collateral received from securities lending transactions.

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statement of Assets and Liabilities
June 30, 2008 (Unaudited) (Expressed in U.S. Dollars)

Assets

Investments in securities at market value (Market value of securities on loan — $10,900,652)
(Notes 2B, 2C, 2D, 3 and 7):
Common Stock (cost — $95,344,693)	$98,458,104
Short-term securities (cost — $79,088)	79,088
Investment of cash collateral from securities loaned (cost - $13,657,550)	13,657,550
Total investment in securities at fair value (cost — $109,081,331)	112,194,742
Foreign cash (cost — $180,558)	180,748
Receivable for investment income	273,936
Prepaid expenses and other assets	81,774
Total assets	112,731,200

Liabilities

Payable for cash collateral for securities loaned	13,657,550
Payable for fund shares repurchased	4,819,762
Accrued management fee (Note 4)	117,000
Professional fees payable	153,727
Shareholder communication fees payable	96,980
Administration fee payable (Note 5)	60,890
Trustee fees and expense payable	56,480
Custodian fee payable (Note 6)	56,379
Other accrued expenses	5,391
Total liabilities	19,024,159

Net assets	$93,707,041

Components of net assets

Par value of shares of beneficial interest (Note 8)	$137,501
Additional paid-in capital (Note 8)	169,127,526
Accumulated net investment income	49,866,347
Accumulated net realized loss on investments and foreign currency transactions	(92,976,316)
Unrealized net appreciation on investments (Note 7)	3,113,411
Cumulative translation adjustment (Note 2F)	(35,561,428)

Net assets	$93,707,041

Net asset value per share (13,750,072 shares issued and outstanding, par value $0.01)	$6.82

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Statement of Operations
For the Six Months Ended June 30, 2008 (Unaudited) (Expressed in U.S. Dollars)

Investment income (Notes 2B, 2C, 2D)
Dividends	$340,244
Interest	2,376
Security lending income	92,565
435,185

Republic of China taxes (Note 2H)	(57,954)
377,231

Expenses
Management fee (Note 4)	689,910
Shareholder communication expenses	123,862
Trustee fees and expenses	115,729
Custodian fee (Note 6)	81,930
Legal fees and expenses	48,307
Audit and tax fee	42,890
Insurance expenses	41,491
Administrative fee (Note 5)	37,142
Other expenses	93,022

1,274,283
Net investment loss	(897,052)

Net realized and unrealized gain (loss) on investments and foreign currencies (Notes 2E and 7)
Net realized gain (loss) on:
investments (excluding short-term securities)	4,437,495
foreign currency transactions	(516,229)
net realized gain on investments and foreign currency transactions	3,921,266
Net changes in unrealized appreciation /depreciation on:
investments	(23,832,672)
translation of assets and liabilities in foreign currencies	3,304,205

Net realized and unrealized gain (loss) from investments and foreign currencies	(16,607,201)

Net increase (decrease) in net assets resulting from operation	$(17,504,253)

See accompanying notes to unaudited financial statements and independent accountants’ review report.

 TAIWAN GREATER CHINA FUND
Statements of Changes in Net Assets
For the Six Months Ended June 30, 2008 and the Year Ended December 31, 2007 (Expressed in U.S. Dollars)

	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Net increase/decrease in net assets resulting from operations
Net investment income (loss)	$(897,052)	$341,464
Net realized gain on investments and foreign currency transactions	3,921,266	13,995,967
Unrealized appreciation/depreciation on investments	(23,832,672)	(7,648)
Unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	3,304,205	(96,960)

Net increase (decrease) in net assets resulting from operations	(17,504,253)	14,232,823

Capital share transactions:
Cost of semi-annual repurchase offer (Note 8B)	(4,819,762)	(11,593,032)

Net assets, beginning of period	116,031,056	113,391,265

Net assets, end of period	$93,707,041	$116,031,056

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Financial Highlights
(Expressed in U.S. Dollars)

	Six Months Ended June 30, 2008	Years Ended December 31,
	(Unaudited)	2007	2006	2005	2004	2003
Per share operating performance:
Net asset value, beginning of period	8.02	7.07	5.87	5.37	5.13	4.37
Net investment income (loss)	(0.06)	0.02	0.01	0.05	(0.01)	(0.02)
Net realized and unrealized gain / loss on investments (a)	(1.34)	0.92	1.21	0.65	(0.24)	0.73
Net realized and unrealized appreciation / depreciation on translation of foreign currencies (a)	0.19	(0.01)	(0.03)	(0.25)	0.26	0.11
Total from investment operations	(1.21)	0.93	1.19	0.45	0.01	0.82

Distributions to Shareholders from:
Net investment income*	—)	—)	—)	—)	(0.01)	(0.06)

Capital Stock Transactions:
Share Tender Offer/Repurchase	0.01	0.02 (b)	0.01	0.05	0.24	—)
Net asset value, end of period	6.82	8.02	7.07	5.87	5.37	5.13
Per share market price, end of period	6.11	7.23	6.61	5.30	4.90	4.75
Total investment return (%):
Based on Trust’s market price	(15.49)	9.38	24.72	8.16	3.42	18.79
Based on Trust’s net asset value	(14.96)	13.44	20.44	9.31	4.94	18.75
U.S. $ return of Taiwan Stock Exchange Index**	(5.48)	9.23	20.35	3.03	11.69	35.32
Ratios and supplemental data:
Net assets, end of period (in thousands)	93,707	116,031	113,391	104,364	116,467	167,801
Ratio of expenses to average net assets (%)	1.16 †	2.30	2.55	2.12	2.79	2.57
Ratio of net investment income (loss) to average net assets (%)	(0.82)†	0.28	0.22	0.99	(0.27)	(0.44)
Portfolio turnover ratio (%)	11	26	24	16	137	78

(a)
Cumulative effect of change in accounting principle resulted in a $0.06 reduction in realized gain/loss on investments and foreign currency transactions and a $0.06 increase in unrealized appreciation/depreciation on investments and foreign currency translation during 2004.

(b)	Based on average monthly shares outstanding.
*	See Note 2G for information concerning the Trust’s distribution policy.
**
Returns for the Taiwan Stock Exchange Index are not total returns and reflect only changes in share price, and do not assume that cash dividends were reinvested. The Taiwan Stock Exchange Index is calculated by the Taiwan Stock Exchange Corp.

†	Not Annualized

See accompanying notes to unaudited financial statements and independent accountants’ review report.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2008 (Expressed in U.S. Dollars) (Unaudited)

Note 1 — Organization and Acquisition of The Taiwan (R.O.C.) Fund

The Taiwan Greater China Fund (the “Fund” or the “Trust”, formerly known as The R.O.C. Taiwan Fund) is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust changed its name from The R.O.C. Taiwan Fund to the Taiwan Greater China Fund on December 29, 2003. The change took effect on the New York Stock Exchange on January 2, 2004.

The Trust was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund. The Taiwan (R.O.C.) Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and the Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting The Taiwan (R.O.C.) Fund. On February 23, 2004, the investment contract was terminated and substantially all of the assets held in The Taiwan (R.O.C.) Fund were transferred to the direct account of the Trust. The Trust thereupon converted to internal management and now directly invests in Taiwan as a Foreign Institutional Investor (“FINI”). The Taiwan (R.O.C.) Fund was subsequently liquidated. At the Annual Meeting of Shareholders held on August 21, 2007, shareholders voted to approve an advisory agreement between the Fund and Nanking Road Capital Management, LLC (the “NRC”), a company organized by employees of the Fund who had managed the Fund’s investments for the period from February 2004 to September 2007.

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion.

At the Annual Meeting of Shareholders held June 21, 2005, the shareholders approved the adoption by the Trust of an interval fund structure. The Trust now makes semi-annual repurchase offers with respect to its shares (see Note 8B).

On October 31, 2006, the Board of Trustees terminated the Fund’s policy requiring the Republic of China Securities and Futures Bureau, Financial Supervisory Commission’s (the “ROC FSC”) to consent to change certain policies of the Fund.

Note 2 — Summary of Significant Accounting Policies

A — Basis of presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles.

B — Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at net asset value per share (“NAV”) or at amortized cost, which approximates fair value. Under the amortized cost method, the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity. Securities for which market quotations are not readily available are, or if a development/event occurs that may significantly impact the value of a security may be, fair-valued in good faith pursuant to procedures established by the Board of Trustees.

C — Lending of Portfolio Securities —The Trust may lend portfolio securities up to 331/3% of the market value of the Fund’s assets to qualified broker-dealers or institutional investors. All loans of portfolio securities are required to be secured by cash, U.S. government or government agency securities or bank letters of credit, in each case in an amount equal, at the inception of the loan and continuing throughout the life of loan, to 105% of the market value of securities lent, which are marked-to-market daily. The Fund receives compensation for securities lending activities from interest earned on the invested cash collateral net of fee rebates paid to the borrower. The Fund’s lending agent is UBS Securities LLC, a wholly-owned indirect subsidiary of UBS AG. For the six

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2008 (Expressed in U.S. Dollars) (Unaudited) (continued)

months ended June 30, 2008, the Fund earned $92,565 and UBS Securities LLC earned $30,816 in compensation as the Fund’s lending agent. In the event of default or bankruptcy by the counterparty, the Trust could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

D — Security transactions and investment income —Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

E — Realized gains and losses — For U.S. federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method and the specific identification method, respectively. For the fiscal year ended December 31, 2007, the Trust utilized $12,882,776 of capital loss carryover with a total loss carryover of $96,785,201 remaining.

This capital loss carryover may be used to offset any future capital gains generated by the Trust, and, if unused, $64,782,830 of such loss will expire on December 31, 2009, $16,589,494 of such loss will expire on December 31, 2010, $11,721,463 of such loss will expire on December 31, 2011 and $3,691,414 of such loss will expire on December 31, 2013.

In accordance with federal income tax regulations, the Trust expects to elect to defer passive foreign investment company losses of $3,064,459 and currency losses of $1,600,186 realized on investment transactions from November 1, 2007 through December 31, 2007 and treat them as arising during the fiscal year ending December 31, 2008 for U.S. federal income tax purposes.

F — Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid, in New Taiwan Dollars (“NT$”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At June 30, 2008, that rate was NT$30.3485 to $1.00. Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G — Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net capital gains calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on U.S. generally accepted accounting principles. Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

H — Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

Management has analyzed the Trust’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Trust’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Republic of China (“R.O.C.”) levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2008 (Expressed in U.S. Dollars) (Unaudited) (continued)

Trust. For the six months ended June 30, 2008, the Fund did not receive any stock dividend.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the fair value of stocks sold or transferred is levied. Proceeds from sales of investments are net of securities transaction tax of $38,139 paid for the six months ended June 30, 2008.

I — Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results could differ from those estimates.

J — Accounting for Uncertainty in Income Taxes — On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As required, the Trust implemented FIN 48 on January 1, 2007. Based on management’s evaluation, FIN 48 does not have a material impact on the Trust’s financial statements.

K — Fair Value Measurements — Effective January 1, 2008, the Trust adopted FAS 157 - Fair Value Measurements (“FAS 157” or “the Statement”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurement. The changes to current practices resulting from the application of the Statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurement. The Statement emphasizes that fair value is a market based measurement, not an entity specific measurement; as such, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, the Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the Trust (observable inputs) and (2) the Trust’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The three levels defined by the FAS 157 hierarchy are as follows:

Level I - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III - Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust’s securities using the fair value hierarchy:

At June 30, 2008	Total	Level I	Level II	Level III
Investments	$112,194,742	$112,194,742	–	–

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2008 (Expressed in U.S. Dollars) (Unaudited) (continued)

Note 3 — Investment Considerations

Because the Trust concentrates its investments in publicly traded equity issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 — Investment Management

As described in Note 1, the Trust entered into an investment advisory and management agreement with NRC on October 1, 2007. Pursuant to the investment agreement, NRC is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust’s affairs. The Trust pays NRC a fee at an annual rate of 1.25% of the NAV of the Trust’s assets up to $150 million and 1.00% of such NAV in excess of $150 million.

Note 5 — Administrative Management

Brown Brothers Harriman & Co. (“BBH”) provides administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000. Out-of-pocket expenses will be billed at the actual amount incurred at the time the goods or service is purchased.

Note 6 — Custodian

BBH serves as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the Trust’s market value of Taiwan holdings up to $200 million, 0.13% of such Taiwan holdings equal to or in excess of $200 million up to $400 million and 0.11% of such Taiwan holdings equal to or in excess of $400 million. The Trust pays BBH a monthly fee for securities in the Hong Kong market at an annual rate of 0.10% of the Trust’s market value of Hong Kong holdings. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Note 7 — Investments in Securities

Purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2008, included $11,842,633 for stock purchases and $13,638,784 for stock sales, respectively.

At June 30, 2008, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was approximately equal to the cost of such investments for financial reporting purposes. At June 30, 2008, the unrealized appreciation of $3,113,411 for U.S. federal income tax purposes consisted of $16,621,608 of gross unrealized appreciation and $13,508,197 of gross unrealized depreciation.

Note 8 — Shares of Beneficial Interest

A — The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

In connection with the share repurchase program referred to above, the Board of Trustees authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and that such share repurchases are made on the New York Stock Exchange and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934. This does not increase the overall repurchase authorization and the Trust will continue to make non-block share repurchases under its share repurchase program.

During the six months ended June 30, 2008, the Trust did not repurchase any shares under this program.

B — The Trust has adopted an interval fund structure pursuant to which it will make semi-annual

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2008 (Expressed in U.S. Dollars) (Unaudited) (continued)

repurchase offers of its shares of beneficial interest. The percentage of outstanding shares of beneficial interest that the Trust can offer to repurchase in each repurchase offer will be established by the Trust’s Board of Trustees shortly before the commencement of each offer, and will be between 5% and 25% of the Trust’s outstanding shares of beneficial interest. If the repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding.

In June 2007, the Trust accepted 801,870 shares for payment at a price of $7.76 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s net asset value per share at the close of regular trading on the Taiwan Stock Exchange on June 29, 2007, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In December 2007, the Trust accepted 761,776 shares for payment at a price of $7.05 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s net asset value per share at the close of regular trading on the Taiwan Stock Exchange on December 17, 2007, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In June 2008, the Trust accepted 723,688 shares for payment at a price of $6.66 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s net asset value per share at the close of regular trading on the Taiwan Stock Exchange on June 27, 2008, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

On July 15, 2008, the Trust filed a Registration Statement on Form N-2 with the Securities and Exchange Commission to register its common shares for one or more potential offerings in the future. While the Fund has no present intention to conduct such an offering, the filing, once it is declared effective by the Securities and Exchange Commission, will permit the Fund to move rapidly to conduct an offering of its shares in the future if the Board of Trustees of the Fund believes market conditions are appropriate.

At June 30, 2008, 13,750,072 shares were outstanding.

TAIWAN GREATER CHINA FUND
Additional Information (unaudited)

The Fund has obtained an agreement letter from the Offshore Funds Centre of the United Kingdom dated January 23, 2007 that its investors do not hold “material interest” in an offshore fund. Therefore, the Fund does not need to seek distributing fund status.

Steven R. Champion has been the President, Chief Executive Officer and portfolio manager of the Trust since February 2004. He has been the President of NRC since July 2007. He was Executive Vice President of the Bank of Hawaii from 2001 to 2003 and Chief Investment Officer of Aetna International from 1997 to 2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

 New York Stock Exchange Certification
In 2008, the Trust’s Chief Executive Officer provided to the New York Stock Exchange the annual CEO certification regarding the Trust’s compliance with the NYSE’s Corporate Governance listing standards.

 Proxy Voting Policy
The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Trust’s Board of Trustees. A summary of the voting policies followed by ISS may be found on the Trust’s website, http://www.taiwangreaterchinafund.com, and a more detailed description of those policies is available on the website of the Securities and Exchange Commission (the “SEC”), http://www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2008 will be available on or through the Trust’s website and on the SEC’s website no later than August 29, 2008.

 Portfolio Holdings
The Trust provides a complete list of its portfolio holdings in its report to shareholders four times each year, at each quarter end. For the second and fourth quarters, the list of portfolio holdings appears in the Trust’s semi-annual and annual reports to shareholders. For the first and third quarters, the list of portfolio holdings appears in its quarterly reports to shareholders. These reports are available on the Trust’s website. The Trust also files the list of portfolio holdings for the first and third quarters with the SEC on Form N-Q, which can be found on the SEC’s website at http://www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330.

The Trust issues a new monthly update each month, which can be viewed on the Trust’s website at http://www.taiwangreaterchinafund.com. Please call toll free 1-800-343-9567 for any further information.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Taiwan Greater China Fund:

We have reviewed the accompanying statement of assets and liabilities of Taiwan Greater China Fund (the “Fund”), including the schedule of investments, as of June 30, 2008, and the related statements of operations, changes in net assets, and financial highlights for the sixth-month period ended June 30, 2008. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets and financial highlights for the year ended December 31, 2007, and in our report dated February 28, 2008, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Boston, MA
August 27, 2008

2008 ANNUAL MEETING OF SHAREHOLDERS (unaudited)

On June 24, 2008, the Trust held an annual meeting to:

(i)	Elect two trustees, each to serve for a term expiring on the date of the 2011 Annual Meeting of Shareholders or the special meeting in lieu thereof.

(ii)	Consider whether to approve the conversion of the Trust from a closed end investment company to an open end investment company.

The results of the shareholder votes are shown below. Votes representing 10,986,848, or 75.91%, of the 14,473,760 eligible shares outstanding were represented by proxy. Robert P. Parker and Frederick C. Copeland Jr. were each elected for a term expiring in 2011. The conversion from a closed-end fund to an open-end fund was not approved.

Nominees to the Board of Trustees

	For	Withheld
Robert P. Parker	9,791,775	1,195,073
Frederick C. Copeland, Jr.	9,945,850	1,040,998
Pedro-Pablo Kuczynski, David N. Laux, Edward B. Collins and Tsung-Ming Chung, whose terms did not expire in 2008, remain trustees.

Approval of Conversion from a Closed-End Investment Company to an Open-End Investment Company
For	Against	Withheld/Abstain
6,260,801	1,207,388	27,506

TAIWAN GREATER CHINA FUND
www.taiwangreaterchinafund.com

Trustees and Officers:
Pedro-Pablo Kuczynski, Chairman and Trustee
Frederick C. Copeland Jr., Vice Chairman, Trustee and Audit Committee Member
David N. Laux, Trustee
Tsung-Ming Chung, Trustee and Audit Committee Member
Edward B. Collins, Trustee and Audit Committee Member
Robert P. Parker, Trustee and Audit Committee Member
Steven R. Champion, President and Chief Executive Officer and Portfolio Manager
Cheryl Chang, Chief Financial Officer, Treasurer and Secretary

Taiwan Greater China Fund
P.O. Box 118-763 Taipei
Taipei 10599, Taiwan

Manager:
Nanking Road Capital Management, LLC
111 Gillett Street
Hartford, CT 06105
Tel: (860) 278-7888

Administrator & Custodian:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S.A.
Tel: (617) 742-1818

Transfer Agent, Paying and Plan Agent:
American Stock Transfer & Trust Company
59 Maiden Lane – Plaza Level
New York, NY 10038
U.S.A.
Telephone: 1-866-624-4110

Investor Relations & Communications:
The Altman Group, Inc.
60 East 42nd Street, Suite 405
New York, NY 10165
Telephone: (212) 681-9600

U.S. Legal Counsel:
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019-6131
U.S.A.
Tel: (212) 878-8000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.
Current and historical (from 2/27/2004) NAV information can be found on the Fund’s website at
www.taiwangreaterchinafund.com

Item 2. Code of Ethics.

Not applicable. This item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable. This item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable. This item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants

Not applicable. This item is only required in an annual report on this Form N-CSR.

Item 6. Investments

A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. This item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

8(a) Not applicable. This item is only required in an annual report on this Form N-CSR.

8(b) There has been no change, as of the date of filing, to the Portfolio Manager identified in response to paragraph (a) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31
February 1 to February 29
March 1 to March 31
April 1 to April 30
May 1 to May 31
June 1 to June 30	723,688¹	$6.66	723,688¹	125,032²
Total	723,688¹	$6.66	723,688¹	125,032²

¹	Semi-Annual Repurchase Offer
²	The Fund purchased 1,942,600 shares under its repurchase program, which commenced on November 1, 2004. As of June 30, 2008, 125,032 shares may be purchased under the repurchase program

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

11(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of such disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11 (b)
There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act), that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, such internal controls.

Item 12. Exhibits.

12(a)(1) Code of Ethics required by Item 2 of Form N-CSR.

Not applicable.

12(a)(2) Certifications required by Rule 30a-2(a) under the 1940 Act:

Exhibits 302 and 906 attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
Taiwan Greater China Fund

By (Signature and Title)

/s/ Steven R. Champion
Steven R. Champion
Title: Chief Executive Officer

Date: September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Steven R. Champion
Steven R. Champion
Title: Chief Executive Officer

Date: September 5, 2008

By (Signature and Title)

/s/ Cheryl Chang
Cheryl Chang
Title: Chief Financial Officer

Date: September 5, 2008